                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 28, 2004
                                                         ----------------

                              --------------------

                              DATATEC SYSTEMS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                      000-20688               94-2914253
       --------                      ---------               ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)             Identification No.)

             1275 ALDERMAN DRIVE, ALPHARETTA, GA             30005
           ---------------------------- -------------------------------
           (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------

                                       N/A
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On October 28, 2004,  Datatec Systems,  Inc. (the "Company") issued a press release  announcing the termination of Ray Koch as its Chief  Operating  Officer effective October 27, 2004, the termination of Rod Dorsey as its Chief Financial
Officer  effective  October  27, 2004 and the  appointment  of Mark Wells as its
Acting Chief Financial Officer effective October 28, 2004.

     Mark Wells, age 49, had been the Corporate  Controller of the Company since
June 2004. Prior to joining the Company,  Mr. Wells was Regional  Controller for
URS  Corporation,  a global  professional  engineering firm with revenues of $75 million,  from July 2003 to June 2004.  From February 2002 to February 2003, Mr.
Wells  served  as  Controller  for Tyco  Valves &  Controls,  LLP,  a  wholesale distributor  of industrial  valves with revenues of $60 million.  Prior to 2002,
Mr. Wells was Vice President,  Finance/CFO for Atlanta  Precision  Molding d/b/a
NEXPAK, a plastic-injection  molding  manufacturer of compact disc case products with  revenues of $75  million  that was a former  wholly  owned  United  States subsidiary  of  Mitsubishi  Corporation,  from July 1995 to August  2001 and its
Corporate Controller from July 1992 to July 1995.

     There are, to the knowledge of the Company, no agreements,  arrangements or understandings by which Mark Wells was elected as Acting Chief Financial Officer of the Company. No family  relationships (as such term is defined in Item 401 of
Regulation S-K) exist between Mr. Wells and any directors or executive  officers of the Company.

     There are no (i) transactions or series of transactions since the beginning of the Company's current fiscal year or (ii) currently proposed  transactions or series of similar transactions, between the Company and Mark Wells.

     The Company is not a party to any employment agreement with Mark Wells.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      DATATEC SYSTEMS, INC.
                                          (Registrant)

Date: November 1, 2004
                                      By: /s/ Richard K. Davis
                                          -----------------------
                                      Name:  Richard K. Davis
                                      Title: Vice President and General Counsel